Exhibit 99.1

Applying Genomics to Eradicate Cancer Mortality

Safe Harbor Certain matters we will discuss today, other than historical information, consist of forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to, among other things, our expectations concerning the timing of potential commercial and clinical milestones, the efficacy of our technology, our commercial and FDA regulatory strategy, our available cash and cash equivalents, and our business and financial outlook. These forward-looking statements are not guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from the results contemplated thereby. Any forward-looking statements we make should be considered in light of the risks and uncertainties contained in our filings with the Securities and Exchange Commission, including but not limited to those contained in our most recent Form 10-K and subsequent Forms 10-Q. We incorporate herein the discussion of those factors. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today. We undertake no obligation to update or revise the information provided herein, whether as the result of new information, future events or circumstances or otherwise.

Colorectal Cancer (CRC) • Most deadly cancer beyond lung cancer • Affects men & women equally • 154,000 cases diagnosed; 52,000 deaths annually • ACS recommends people 50+ yrs. get screened • Screening technologies available for 20+ yrs; screening rates have improved only slightly • 2/3 diagnosed late = high mortality/escalating treatment costs

CRC Screening – Significant Unmet Need Non-compliant ~65M People ~22M Compliant 87M People in the US over age 501 Traditional screening methods are not enough 1 U.S. Census Bureaus, May 2006

Strategic Advantages of EXACT Sciences • Non-invasive technology • Designed for mass use – rural and urban access • Molecular biology of CRC is well known • Proprietary DNA-based technology identifies direct changes associated with CRC NOT indirect • Strong IP position / Exclusive from Johns Hopkins • Large commercial partner, Laboratory Corporation of America

LabCorp Advantage • Pioneer in genomic testing and commercialization of new diagnostic technologies • One of the largest labs in U.S. – $3.6B annual revenue – 350,000+ tests processed/day – ~1,000 sales reps – Numerous payor contracts • $30M+ in license fees/milestones paid to date

• Non-invasive • Single stool specimen collected at home • No sample manipulation • No bowel preparation • No time off from work • No medication/dietary restrictions • DNA has a positive connotation among patients 4X higher cancer detection rate than most widely used, non-invasive test, FOBT (NEJM, 2004) DNA Technology A test people will actually use

Clinical Utility Colonoscopy sDNA Flex Sig FOBT Distribution / Access Compliance Accuracy Adapted from David Ahlquist, M.D., Mayo Clinic

 Developed non-invasive DNA technology for CRC Established US license relationship w/ LabCorp Demonstrated 4X superiority over widely used FOBT Developed higher sensitivity Version 2 technology Included in International Screening Guidelines Key Achievements

Version 2.0 DNA Technology • Recently completed large multi-center study on V2 • Interim data on 40 cancers was published, 1/07; 88% sensitivity, 82% specificity • Final results showed sensitivity AGAIN in 80s – 82 CRC patients and 363 colonoscopy normal individuals – 83% sensitivity, 82% specificity – Demonstrated statistical consistency

Near-Term Focus • Inclusion in American Cancer Society & U.S. Multi-Society Task Force on Colorectal Cancer (MSTF-CRC) screening guidelines – Guidelines drafted – Currently being circulated among MSTF-CRC members – Do not know specific timeframe for release • FDA approval on DNA technologies • Medicare approval – 43 million people – 69% of newly diagnosed CRCs – Low screening rates – In discussions with CMS on our national coverage application • Determining path forward for DNA CRC testing in light of FDA regulatory process

FDA Update Two goals of FDA strategy – Version 1 compliance – Version 2 approval • V1 regulatory proposal – Met with FDA 10/26/07; presented 510(k) filing strategy – Submitted pre-IDE 11/2/07 – Received FDA feedback on pre-IDE • Next step is to meet with FDA to discuss feedback • V2 regulatory proposal – After submission of V1 filing, schedule pre-IDE meeting to define path for V2 filing

Financial Summary as of 9/30/07 • $14.8M in cash – Sufficient for operations through 2008 – May change based on FDA feedback and requirements • LabCorp deal – $30M in license fees/milestones paid to date – $42.5M in potential milestones upon achievement of significant sales thresholds – 15%-17% royalty/test – Exclusive in U.S. through 2010 w/ carve outs for certain other labs

Summary – Key Focus • Inclusion in American Cancer Society screening guidelines • FDA approval • Medicare approval

Applying Genomics to Eradicate Cancer Mortality